UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) March 24, 2005
                                                         -----------------------

                       HUNTINGTON BANCSHARES INCORPORATED
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             (Exact name of registrant as specified in its charter)

          Maryland                   0-2525                31-0724920
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(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)         Identification No.)

                                Huntington Center
                              41 South High Street
                                  Columbus, Ohio                     43287
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                     (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code (614) 480-8300
                                                          ----------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS.

   Michael J. McMennamin, a Vice Chairman of Huntington Bancshares Incorporated, has informed Huntington that he is retiring effective March 31, 2005.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HUNTINGTON BANCSHARES INCORPORATED


Date:  March 24, 2005               By: /s/ Richard A. Cheap
                                        ----------------------------------------
                                            Richard A. Cheap, Secretary